                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event report):  October 16, 1998

                              BANK OF AMERICA, FSB
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              (EXACT NAME OF REGISTRANTS AS SPECIFIED IN CHARTER)

                                 United States
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                 (STATE OF OTHER JURISDICTION OF INCORPORATION)

                                      333-
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                            (COMMISSION FILE NUMBER)

                                   91-0221850
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                    (I.R.S. EMPLOYER IDENTIFICATION NUMBERS)

                             555 California Street
                            San Francisco, CA 94104
                                 (415) 622-2220
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                 (ADDRESS AND TELEPHONE NUMBER OF REGISTRANTS'
                          PRINCIPAL EXECUTIVE OFFICES)


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Item 1.   CHANGES IN CONTROL OF REGISTRANT.

          Not applicable.

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          Not applicable.

Item 3.   BANKRUPTCY OR RECEIVERSHIP.

          Not applicable.

Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

          Not applicable.

Item 5.   OTHER EVENTS
          FILING OF ASSIGNMENT AND ASSUMPTION AGREEMENT.*

          Pursuant to an Assignment and Assumption Agreement, dated as of September 30, 1998, between Bank of America, FSB, acting through its division, BankAmerica Housing Services, as Assignor and GreenPoint Credit Corp. as Assignee (the "Assignment Agreement"), Bank of America, FSB has assigned all of its liabilities, rights, duties and obligations as Servicer under the Pooling and Servicing Agreements listed on Schedule II of the Assignment Agreement, which is attached hereto as Exhibit 10, to GreenPoint Credit Corp.

______________
* Capitalized terms used herein without definition shall have the meanings assigned to them in the Assignment Agreement.

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Item 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

          Not applicable.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibit Numbers:

          The following are filed herewith. The exhibit numbers correspond with
Item 601(b) of Regulation S-K.

     10. Assignment and Assumption Agreement, dated as of September 30, 1998, between Bank of America, FSB, acting through its division, BankAmerica Housing Services, as Assignor and GreenPoint Credit Corp. as Assignee.

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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BANK OF AMERICA, FSB


                                       By:  /s/  Deborah L. Wapensky
                                          --------------------------------
                                       Name:  Deborah L. Wapensky
                                       Title: Vice President

                                            Dated:    October 16, 1998.
                                                      San Francisco, California


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                                 EXHIBIT INDEX

Exhibit Numbers
---------------
     10.          Assignment and Assumption Agreement, dated as of September 30,
                  1998, between Bank of America, FSB, acting through its
                  division, BankAmerica Housing Services, as Assignor and
                  GreenPoint Credit Corp. as Assignee.